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                                                                    EXHIBIT 10.5


                               MDMI HOLDINGS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN




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                                TABLE OF CONTENTS

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1.    DEFINITIONS....................................................................................1
2.    SHARES SUBJECT TO THE PLAN.....................................................................2
3.    ADMINISTRATION.................................................................................2
4.    INTERPRETATION.................................................................................2
5.    ELIGIBLE EMPLOYEES.............................................................................2
6.    PARTICIPATION IN THE PLAN......................................................................3
7.    OFFERINGS......................................................................................3
8.    OFFERING PERIODS AND PURCHASE PERIODS..........................................................3
9.    RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE................................................3
10.   TIMING OF PURCHASE.............................................................................4
11.   PURCHASE LIMITATION............................................................................4
12.   ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.........................................4
13.   WITHHOLDING OF TAXES...........................................................................4
14.   ACCOUNT STATEMENTS.............................................................................5
15.   PARTICIPATION ADJUSTMENT.......................................................................5
16.   CHANGES IN ELECTIONS TO PURCHASE...............................................................5
      16.1. Ceasing Payroll Deductions or Periodic Payments..........................................5
      16.2. Decreasing Payroll Deductions During a Purchase Period...................................5
      16.3. Modifying Payroll Deductions or Periodic Payments at the Start of an Offering Period.....6
17.   VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE...............................................6
18.   RETIREMENT OR SEVERANCE........................................................................6
19.   LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.............................................6
20.   DEATH..........................................................................................7
21.   FAILURE TO MAKE PERIODIC CASH PAYMENTS.........................................................8
22.   TERMINATION OF PARTICIPATION...................................................................8
23.   ASSIGNMENT.....................................................................................8
24.   APPLICATION OF FUNDS...........................................................................8
25.   NO RIGHT TO CONTINUED EMPLOYMENT...............................................................8
26.   AMENDMENT OF PLAN..............................................................................8
27.   TERM AND TERMINATION OF THE PLAN...............................................................9
28.   EFFECT OF CHANGES IN CAPITALIZATION............................................................9
      28.1. Changes in Stock.........................................................................9
      28.2. Reorganization in Which the Company Is the Surviving Corporation.........................9
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      28.3. Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or
            Stock, and other Corporate Transactions.................................................10
      28.4. Adjustments.............................................................................10
      28.5. No Limitations on Company...............................................................10
29.   GOVERNMENTAL REGULATION.......................................................................10
30.   STOCKHOLDER RIGHTS............................................................................11
31.   RULE 16B-3....................................................................................11
32.   PAYMENT OF PLAN EXPENSES......................................................................11
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                               MDMI HOLDINGS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN



         The Board of Directors of the Company has adopted this Employee Stock Plan to enable eligible employees of the Company and its Participating Affiliates, through payroll deductions or other cash contributions, to purchase shares of the Company's Common Stock. The Plan is for the benefit of the employees of the Company and any Participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.       DEFINITIONS

1.1.     "BOARD" means the Board of Directors of the Company.

1.2.     "CODE" means the Internal Revenue Code of 1986, as amended.

1.3. "COMMITTEE" means a committee of, and designated from time to time by resolution of, the Board.

1.4. "COMMON STOCK" means the Company's common stock, par value $0.01 per share.

1.5.     "COMPANY" means MDMI Holdings, Inc..

1.6. "EFFECTIVE DATE" means ____________ __, 2001, the date the Plan is approved by the Board.

1.7. "FAIR MARKET VALUE" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the exchange or market selected by the Board if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

1.8. "OFFERING PERIOD" means the period determined by the Committee pursuant to SECTION 8 during which payroll deductions or other cash payments are accumulated for the purpose of purchasing Common Stock under the Plan.

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1.9.     "PARTICIPATING AFFILIATE" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder).

1.10.    "PLAN" means the MDMI Holdings, Inc Employee Stock Purchase Plan.

1.11.    "PURCHASE DATE" shall have meaning provided in SECTION 9.

1.12. "PURCHASE PERIOD" means the period designated by the Committee on the last trading day of which purchases of Common Stock are made under the Plan.

1.13. "PURCHASE PRICE" means the purchase price of each share of Common Stock purchased under the Plan.

2.       SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in SECTION 28 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is Five Hundred Thousand (500,000), which number of reserved shares shall be automatically increased on the first trading day of January of each calendar year, beginning with January in calendar year 2003, by a number of shares equal to the lesser of either: (i) Three Hundred Thousand (300,000) shares or (ii) such number of shares of Common Stock as the Board may determine. Both the 500,000 shares initially reserved for issuance and the 300,000 share annual increase shall be subject to adjustment as provided in
Section 28 below. The shares issuable under the Plan may, in the discretion of the Board, be authorized but unissued shares, treasury shares, or shares purchased on the open market.

3.       ADMINISTRATION.

         The Plan shall be administered under the direction of the Committee. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

4.       INTERPRETATION.

         It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Code, and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

5.       ELIGIBLE EMPLOYEES.

         Any employee of the Company or any of its Participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than five months in any calendar year; (b) an employee whose customary employment is 20 hours or less per week; and (c) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options)



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representing five percent or more of the total combined voting power of all classes of stock of the Company. The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular Participating Affiliate.

6.       PARTICIPATION IN THE PLAN.

         An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize: (i) payment of the Purchase Price by payroll deductions, and if authorized by the Committee, payment of the Purchase Price by means of periodic cash payments from participating employees, and (ii) the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of an Offering Period. Notwithstanding the forgoing, the Committee may, in its discretion, also choose to automatically enroll eligible employees in the Plan in connection with the first Offering Period coinciding with the Company's initial public offering. Eligible employees who are automatically enrolled in the Plan shall be deemed to have elected to purchase Common Stock with a total Purchase Price fixed by the Committee at the time of the first Offering Period and payable as a lump sum, which total Purchase Price shall in no event be more than $25,000.

7.       OFFERINGS.

         At the time an eligible employee submits his or her election to participate in the Plan (as provided in SECTION 6 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. Pursuant to SECTION 6 above, the Committee shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with SECTIONS 16 through 22 below.

8.       OFFERING PERIODS AND PURCHASE PERIODS.

         The Offering Periods and Purchase Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Committee.

9.       RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

         Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period. The Purchase Price of each share of Common Stock shall be determined by the Committee; provided, however, that the Purchase Price shall not be less than the lesser of 85 percent of the Fair Market Value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.



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10.      TIMING OF PURCHASE

         Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in SECTIONS 16 through 22 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Purchase Period (except as provided in SECTION 16 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in SECTION 15 below and subject to adjustment under
SECTION 28 below.

11.      PURCHASE LIMITATION

         Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its Participating Affiliates shares of Common Stock having an aggregate Fair Market Value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Purchase Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with SECTION 27 below.

12.      ISSUANCE OF STOCK CERTIFICATES AND SALE OF PLAN SHARES.

         On the last trading day of the Purchase Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Purchase Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. The Committee shall have the right to require that a participating employee may not request that all or part of the shares of Common Stock be reissued in the employee's own name and the stock certificates delivered to the employee until two years have elapsed since the first day of the Offering Period in which the shares were purchased and one year has elapsed since the day the shares were purchased (the "Section 423 Holding Period"). The Committee shall also have the right to require that all sales of shares during the Section 423 Holding Period applicable to such shares be performed through a licensed broker acceptable to the Company.

13.      WITHHOLDING OF TAXES.

         To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued



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to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

14.      ACCOUNT STATEMENTS.

         The Company will cause the Agent to deliver to each participating employee a statement for each Purchase Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Purchase Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Purchase Period.

15.      PARTICIPATION ADJUSTMENT.

         If in any Purchase Period the number of unsold shares that may be made available for purchase under the Plan pursuant to SECTION 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to SECTION 10 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

16.      CHANGES IN ELECTIONS TO PURCHASE.

         16.1.    CEASING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS

                  A participating employee may, at any time prior to the last trading day of the Purchase Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

                  (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

                  (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         16.2.    DECREASING PAYROLL DEDUCTIONS DURING A PURCHASE PERIOD

                  A participating employee may decrease his or her rate of contribution once during a Purchase Period by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.



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         16.3.    MODIFYING PAYROLL DEDUCTIONS OR PERIODIC PAYMENTS AT THE START
                  OF AN OFFERING PERIOD

                  Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under SECTION 6 above.

17.      VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

         In the event a participating employee voluntarily leaves the employ of the Company or a Participating Affiliate, otherwise than by retirement under a plan of the Company or a Participating Affiliate, or is discharged for cause prior to the last day of the Purchase Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

18.      RETIREMENT OR SEVERANCE.

         In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a Participating Affiliate because of retirement under a plan of the Company or a Participating Affiliate, or because of termination of the employee's employment by the Company or a Participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

         (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

         (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 18(b) above.

19.      LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

         Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

         If such employee returns to active service prior to the last day of the Purchase Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Purchase Period, elect:

         (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;



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         (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

         (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

         A participating employee on lay-off, authorized leave of absence or disability on the last day of the Purchase Period shall deliver written notice to his or her employer on or before the last day of the Purchase Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and
(c) of this SECTION 19. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Purchase Period, whichever is earlier, the employee shall be deemed to have elected subsection 19(c) above.

         If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Purchase Period, and the employee shall not resume active employment with the Company or a Participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 18 of this Plan.

20.      DEATH.

         In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Purchase Period) by written notice to the Company or Participating Affiliate, elect one of the following alternatives:

         (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Purchase Period, with the amount then credited to the employee's account; or

         (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

         In the event the legal representatives of such employee fail to deliver such written notice to the Company or Participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.



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21.      FAILURE TO MAKE PERIODIC CASH PAYMENTS.

         Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan by the participating employee.

22.      TERMINATION OF PARTICIPATION.

         A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either
(a) the Board elects to terminate the Plan as provided in SECTION 27 below, or
(b) the employee ceases to be eligible to participate in the Plan under SECTION 5 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

23.      ASSIGNMENT.

         No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

24.      APPLICATION OF FUNDS.

         All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

25.      NO RIGHT TO CONTINUED EMPLOYMENT.

         Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its Participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its Participating Affiliates to terminate the employee's employment at any time.

26.      AMENDMENT OF PLAN.

         The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in SECTION 9 above used in calculating the Purchase Price); PROVIDED, HOWEVER, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in SECTION 1 above that may be made available for purchase under the Plan (except as provided in SECTION 28 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.



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27.      TERM AND TERMINATION OF THE PLAN.

         The Plan shall be effective as of the Effective Date, subject to approval of the Plan by a majority of the stockholders of the Company; provided, however, that upon approval of the Plan by the stockholders of the Company, all rights to purchase shares granted under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan on or before one year after the Effective Date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

28.      EFFECT OF CHANGES IN CAPITALIZATION.

         28.1.    CHANGES IN STOCK.

                  If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of the Common Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

         28.2.    REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING
                  CORPORATION.

                  Subject to SECTION 28.3, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate




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Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

         28.3. REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING CORPORATION, SALE OF ASSETS OR STOCK, AND OTHER CORPORATE TRANSACTIONS.

                  Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period and the Purchase Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 12 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees at least ten (10) days prior to the date upon which the Plan will be terminated.

         28.4.    ADJUSTMENTS.

                  Adjustments under this SECTION 28 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

         28.5.    NO LIMITATIONS ON COMPANY.

                  The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

29.      GOVERNMENTAL REGULATION.

         The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.



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30.      STOCKHOLDER RIGHTS.

         Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

31.      RULE 16b-3.

         Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

32.      PAYMENT OF PLAN EXPENSES.

         The Company will bear all costs of administering and carrying out the Plan.

                                      * * *

         This Plan was duly adopted and approved by the Board of Directors of the Company on the _____ of ______, 2001.

                                                         -----------------------
                                                         [             ]
                                                         Secretary


         This Plan was duly approved by the stockholders of the Company on the _____ of _______, 2001.

                                                         -----------------------
                                                         [             ]
                                                         Secretary